                                                                EXHIBIT 24.01


                                  POWER OF ATTORNEY

                           KNOWN ALL MEN BY THESE PRESENTS:

    WHEREAS, Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), proposes to file with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, and one or more amendments thereto, with respect to debt securities and/or common stock of the Company (the "Registration Statement"); and

    WHEREAS, each of the undersigned is a director or officer of the Company as set forth opposite his name below.

    NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Robert P. Cochran, Roger K. Taylor and Bruce E. Stern, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities (until revoked in writing), to sign the Registration Statement and any amendments thereto, and to sign any related Registration Statement filed by the Company pursuant to Rule 462(b) under the Securities Act, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney as of this 14th day of August, 1997.



/s/JOHN J. BYRNE
----------------
John J. Byrne                Chairman of the Board and Director



/s/ ROBERT P. COCHRAN
---------------------
Robert P. Cochran            President, Chief Executive Officer and Director



/s/ MICHAEL DJORDJEVICH
-----------------------
Michael Djordjevich          Vice Chairman of the Board and Director



/s/ ROBERT N. DOWNEY
--------------------
Robert N. Downey             Director



/s/ ANTHONY M. FRANK
--------------------
Anthony M. Frank             Director



/s/ TOSHIKI KANEDA
------------------
Toshiki Kaneda               Director

/s/ K. THOMAS KEMP
------------------
K. Thomas Kemp               Director



/s/ DAVID O. MAXWELL
--------------------
David O. Maxwell             Director



/s/ JAMES M. OSTERHOFF
----------------------
James M. Osterhoff           Director



/s/ JAMES H. OZANNE
-------------------
James H. Ozanne              Director



/s/ STAATS M. PELLETT, JR.
--------------------------
Staats M. Pellett, Jr.       Director



/s/ RICHARD A. POST
-------------------
Richard A. Post              Director



/s/ ROGER K. TAYLOR
-------------------
Roger K. Taylor              Director



/s/ ALLAN L. WATERS
-------------------
Allan L. Waters              Director



/s/ HOWARD M. ZELIKOW
---------------------
Howard M. Zelikow            Director



/s/ JOHN A. HARRISON
--------------------
John A. Harrison             Managing Director and Chief Financial Officer



/s/ JEFFREY S. JOSEPH
---------------------
Jeffrey S. Joseph            Managing Director and Controller